UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-3896

FPA PERENNIAL FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11601 WILSHIRE BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90025
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2014

Item 1.       Report to Stockholders.

FPA Perennial Fund, Inc.

Semi-Annual Report

June 30, 2014

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212-3948

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Dear fellow shareholders,

Portfolio performance for the second quarter was respectable, with gains of about 2%. The Russell 2500 and 2000 were up about 2-4% while the S&P was unusually strong with a 5% gain.

	Periods Ended June 30, 2014
Fund/Index	QTR	YTD	1 Year	3 Years**	5 Years**	10 Years**	15 Years**
FPA Perennial	2.04%	8.08%	23.65%	13.63%	18.75%	9.11%	10.72%
Russell 2500	3.57%	5.95%	25.58%	15.51%	21.63%	9.78%	9.34%
S&P 500	5.23%	7.14%	24.61%	16.58%	18.83%	7.78%	4.35%

**  Annualized.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, 1-800-982-4372.

For the first half of the year we were up 8%, somewhat ahead of the index performance (Russell 2500 +6%, and S&P +7%).

Perennial continued to have strong long-term performance, with 15-year returns at about 11% a year. Looked at differently, over a fifteen-year period, $1,000 in Perennial would have grown to $4,600, in the Russell 2500 to $3,800, and in the S&P only to $1,900.

Not surprisingly, given the strong overall market performance, our current portfolio included a number of positive contributors for the quarter, led by CarMax (+11%), FMC Technologies (+17%), Idex (+11%), Signet Jewelers (+5%) and finally Zebra Technologies (+13%) which will be discussed at greater length later in the letter.

On the down side, several positions were notably weak for the quarter, including ScanSource (-7%), Bed, Bath & Beyond (-16%), Heartland Express (-6%), EVS Broadcast Equipment (-22%), and Bio-Rad Laboratories (-7%).

The most noticeable aspect of portfolio activity in recent months was the dramatic increase in mergers and acquisitions. This affected about 20% of our companies, in many cases with a transformational impact on the businesses involved. Portfolio companies involved so far include Signet, Zebra, Clarcor, Noble, bioMerieux, and Heartland Express.

The growth in M&A activity has several causes. First, money is very easy and interest rates are low. This has the effect of making most deals appear to be accretive, even if they are strategically questionable. Second, core revenue growth is at modest rates. Reinvestment opportunities in one's own business are meager. The response of some companies to this challenge is to "buy growth."

For example, Clarcor, a leading worldwide industrial filter company announced that it would be entering two large markets it previously did not serve in size — gas turbine inlet air filtration, and diesel fuel filtration.

The turbine market is large and growing, and GE, the seller to Clarcor, is a leading manufacturer of stationary turbines. Diesel fuel filtration is also a relatively new market for Clarcor. The seller is Stanadyne with funding from private equity. The purchases are expected to increase Clarcor sales by about 40%.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

In November of last year, Heartland Express closed its purchase of Gordon Trucking, adding $1 billion to its revenue and creating the fifth largest truckload carrier in the industry. The deal gives Heartland access to Gordon's Western U.S. customers and assets.

For several years Noble has been pursuing a restructuring of its offshore contract drilling business. The result will split the business into two separate enterprises. First, the newly-named Paragon Offshore, will be an operator of commodity jack-ups and floaters, with strong market positions in the U.S. Gulf and Mexico. Second, the remaining Noble Corp., we expect will be a rapidly growing contract driller with a fleet of high-spec jack-ups and advanced technology semi-submersibles and drill ships. Noble recently announced a $1.2 billion private placement of Notes which Paragon would issue to facilitate the transaction.

The largest deal impacting our portfolio in recent months is the purchase of Zale by Signet Jewelers at a total value of $1.5 billion. The combined company would operate over 3,600 locations under store brands like Kay, Zales, and Jared in the U.S. and several leading brands in the smaller UK and Canadian markets.

This would make Signet by far the strongest share leader in a gradually consolidating U.S. market for mass market specialty jewelry.

We like the deal for the following reasons.

•  Same Business — Making cost and revenue synergies more likely to be realized.

•  Real Estate — Have the best locations in the mall.

•  Strongest Brands — Both at the store level (Kay, Jared) and proprietary relationships (Neil Lane, Jane Seymour).

•  National TV Advertising — No longer economic for competitors. This can be a crucial differentiator both at Christmas and other key parts of the year.

•  Vendor Relationships — Jewelry manufacturers and distributors worldwide, and now including a new diamond sourcing initiative in Botswana.

Zebra Technologies designs and manufactures thermal printers used by businesses to produce bar codes and other tracking systems. Over the last three decades, as companies around the world became more financially disciplined, the need for asset tracking grew meaningfully. Equipment or supply chain items are often exposed to harsh environments and Zebra's products have proven durable and reliable even under those conditions. In addition, the company typically has led industry innovation, with RFID printers serving as a good example.

As it would be for any business, industry structure plays a large role in Zebra's competitive dynamics. The small niche where they operate in the worldwide printing industry limits the attractiveness for large companies to enter, allowing Zebra to play a dominant role. We estimate their market share to be 3.5x the industry's #2 player. When this market share is combined with technology leadership, it's not surprising that attractive profitability results. Consistently high-teens margins and limited asset needs produced Returns on Capital in the mid 20% range over time.

Profitability combined with limited investment needs (capex averaged less than 3% of sales over the last decade) produced meaningful free cash flow. Management, of course, then has the responsibility to make good allocation decisions. In our opinion, they generally did. Over the last 10 years, about 2/3 of the free cash flow was used to repurchase shares, and the other 1/3 to make acquisitions. It's important to note that these transactions were small companies (average deal size $70mm), and were in areas overlapping or adjacent to Zebra's existing business. In other words, they were bolt-on deals that typically added product capability with limited execution or financial risk.

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

On April 14th, Zebra announced a different kind of acquisition, saying it was buying the enterprise business of Motorola for $3.45B in cash, of which $200mm would come from balance sheet cash and the remaining $3.25B from debt financing. Management described it as a transformational opportunity. Any time that "T" word — transformational — gets used, we view it as a potential red flag. And in this case, that concern was warranted.

Zebra will be acquiring $2.5B in revenue compared to its own $1B, meaning that legacy Zebra will contribute about 30% of the combined company's sales. When it comes to profitability, the contribution will be even higher because Motorola is less profitable. Over the last 4 years, it averaged 11% operating margins, compared to 19% at Zebra. Zebra expects the combined entity to reach its standalone margin level in 3-5 years. $100mm in cost savings are expected to help bridge the gap, but the remaining improvement to reach that margin level will require management execution.

We are most concerned about the risk that was created by the financial leverage resulting from the deal. Zebra historically never had any debt, or meaningful off-balance sheet obligations. By utilizing the balance sheet to fund this deal, Zebra transformed itself into a below-investment grade company. Net debt-to-EBITDA will exceed 5x after the borrowing. Using all the expected cash flows from the combined company to pay down debt will reduce the ratio to 3x by the end of 2017.

In the end, Zebra is making a big bet that it can improve the margins on a company 2.5x its size. Debt financing will magnify the results. Based on the market's reaction, investors seem to believe Zebra will succeed. However, one of the surest ways to permanently impair a company's value is through excess financial leverage. That's why we avoid companies where the possibility of that risk exists. As a result of the pending balance sheet changes and the current valuation, we've exited our Zebra position, and will watch the company's "transformation" unfold from the sidelines. Once the balance sheet is repaired and we see how management has integrated the businesses, we may once again consider the investment case.

Thank you for your continued support and trust.

Eric S. Ende
President and Portfolio Manager
July 15, 2014

FPA PERENNIAL FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, Adviser, or Distributor.

The discussion of Fund investments represents the views of the Fund's managers at the time of each report and are subject to change without notice. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any First Pacific Advisors portfolio. Security examples featured are samples for presentation purposes and are intended to illustrate our investment philosophy, and its application. It should not be assumed that most recommendations made in the future will be profitable or will equal the performance of the securities.

The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poors 500 Composite Index (S&P 500) is an unmanaged index that is generally representative of the U.S. stock market. Individuals cannot invest directly in an Index.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PERENNIAL FUND, INC.
PORTFOLIO SUMMARY

June 30, 2014 (Unaudited)

Common Stocks		95.7%
Retailing	27.6%
Producer Durable Goods	24.3%
Business Services & Supplies	17.1%
Transportation	8.2%
Energy	6.5%
Technology	6.0%
Health Care	5.9%
Other Common Stocks	0.1%
Short-Term Investments		4.6%
Other Assets and Liabilities, net		(0.3)%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended June 30, 2014
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Bed Bath & Beyond Inc. (1)	117,100
Domino Printing Services	50,000
Nordson Corporation	14,000
NET SALES
Common Stock
Zebra Technologies Corporation (Class A) (2)	222,900

(1)  Indicates new commitment to portfolio

(2)  Indicates elimination from portfolio

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS

June 30, 2014 (Unaudited)

COMMON STOCKS	Shares	Fair Value
RETAILING — 27.6%
Bed Bath & Beyond Inc.*	117,100	$6,719,198
CarMax, Inc.*	436,700	22,712,767
L'Occitane International SA (Luxembourg)	1,135,800	2,538,172
O'Reilly Automotive, Inc.*	182,500	27,484,500
Signet Jewelers Limited (Bermuda)	254,300	28,123,037
		$87,577,674
PRODUCER DURABLE GOODS — 24.3%
Franklin Electric Co., Inc.	254,400	$10,259,952
Graco Inc.	170,600	13,320,448
HNI Corporation	282,700	11,056,397
IDEX Corporation	159,550	12,882,067
Nordson Corporation	60,300	4,835,457
Rotork plc (Great Britain)	18,600	849,866
WABCO Holdings, Inc.*	222,900	23,810,178
		$77,014,365
BUSINESS SERVICES & SUPPLIES — 17.1%
Aggreko plc (Great Britain)	142,961	$4,036,718
CLARCOR, Inc.	137,200	8,485,820
Copart, Inc.*	401,300	14,430,748
Domino Printing Sciences plc (Great Britain)	230,196	2,363,607
Halma plc (Great Britain)	351,900	3,550,002
Landauer, Inc.	9,100	382,200
ScanSource, Inc.*	430,001	16,374,438
Spirax-Sarco Engineering plc (Great Britain)	99,185	4,638,863
		$54,262,396
TRANSPORTATION — 8.2%
Heartland Express, Inc.	595,700	$12,712,238
Knight Transportation, Inc.	548,700	13,042,599
Kuehne + Nagel International AG (Switzerland)	3,300	439,157
		$26,193,994
ENERGY — 6.5%
FMC Technologies, Inc.*	199,300	$12,171,251
Noble Corporation	248,400	8,336,304
		$20,507,555
TECHNOLOGY — 6.0%
EVS Broadcast Equipment S.A. (Belgium)	47,558	$2,362,767
Maxim Integrated Products, Inc.	178,700	6,041,847
Microchip Technology Incorporated	218,100	10,645,461
		$19,050,075

FPA PERENNIAL FUND, INC.
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2014 (Unaudited)

COMMON STOCKS — Continued	Shares or Principal Amount	Fair Value
HEALTH CARE — 5.9%
Bio-Rad Laboratories, Inc. (Class A)*	76,200	$9,121,902
bioMerieux SA (France)	30,100	3,243,931
Sonova Holding AG (Switzerland)	17,700	2,700,811
Varian Medical Systems, Inc.*	42,300	3,516,822
		$18,583,466
OTHER COMMON STOCKS — 0.1%		$323,717
TOTAL COMMON STOCKS — 95.7% (Cost $118,570,676)		$303,513,242
SHORT-TERM INVESTMENTS — 4.6% (Cost $14,673,000)
State Street Bank Repurchase Agreement — 0% 07/01/2014 (Dated 6/30/2014, repurchase price of $14,673,000, collateralized by $14,840,000 principal amount U.S. Treasury Note — 3.375% 2044, fair value $14,969,850)	$14,673,000	$14,673,000
TOTAL INVESTMENTS — 100.3% (Cost $133,243,676)		$318,186,242
Other assets less liabilities — (0.3)%		(1,092,503)
NET ASSETS — 100.0%		$317,093,739

*  Non-income producing securities

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS
Investments at value:
Investment securities — at fair value (identified cost $118,570,676)	$303,513,242
Short-term investments — at amortized cost (maturities 60 days or less)	14,673,000	$318,186,242
Cash		560
Receivable for:
Capital stock sold	$133,050
Dividends	16,919
Other	200	150,169
		$318,336,971
LIABILITIES
Payable for:
Investment securities purchased	$761,336
Capital stock repurchased	252,247
Advisory fees and financial services	201,409
Accrued expenses	28,240	1,243,232
NET ASSETS		$317,093,739
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — par value $0.01 per share; authorized 25,000,000 shares; 5,923,275 outstanding shares		$59,233
Additional paid-in capital		112,607,137
Undistributed net realized gain on investments		19,663,288
Accumulated net investment loss		(178,485)
Unrealized appreciation of investments		184,942,566
NET ASSETS		$317,093,739
NET ASSET VALUE, offering and redemption price per share		$53.53

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME
Dividends		$1,342,574
Interest		1,614
		$1,344,188
EXPENSES:
Advisory fees	$1,043,875
Financial services	156,750
Transfer agent fees and expenses	126,125
Directors fees and expenses	56,000
Audit and tax services	40,080
Reports to shareholders	28,679
Registration fees	25,894
Line of credit	18,958
Custodian fees and expenses	18,585
Legal fees	7,704
Other fees and expenses	23	1,522,673
Net investment loss		$(178,485)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$18,138,195
Cost of investment securities sold	6,327,503
Net realized gain on investments		$11,810,692
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$172,250,564
Unrealized appreciation at end of period	184,942,566
Change in unrealized appreciation of investments		12,692,002
Net realized and unrealized gain on investments		$24,502,694
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$24,324,209

See notes to financial statements.

FPA PERENNIAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2014 (Unaudited)		Year Ended December 31, 2013
CHANGES IN NET ASSETS
Operations:
Net investment income (loss)	$(178,485)		$(667,004)
Net realized gain on investments	11,810,692		20,563,559
Change in unrealized appreciation of investments	12,692,002		57,067,098
Change in net assets resulting from operations		$24,324,209		$76,963,653
Distributions to shareholders from: Net investment income	—		$(101,853)
Net realized capital gains	—	—	(21,617,599)	(21,719,452)
Capital Stock transactions:
Proceeds from Capital Stock sold	$15,170,889		$44,745,864
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		19,184,879
Cost of Capital Stock repurchased*	(33,322,136)	(18,151,247)	(63,338,605)	592,138
Total change in net assets		$6,172,962		$55,836,339
NET ASSETS
Beginning of period		310,920,777		255,084,438
End of period		$317,093,739		$310,920,777
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		298,607		981,105
Shares issued to shareholders upon reinvestment of dividends and distributions		—		438,250
Shares of Capital Stock repurchased		(652,317)		(1,350,261)
Change in Capital Stock outstanding		(353,710)		69,094

*  Net of redemption fees of $3,771 and $12,544 collected for the period ended June 30, 2014 and year ended December 31, 2013, respectively.

See notes to financial statements.

FPA PERENNIAL FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30, 2014		Year Ended December 31,
	(Unaudited)		2013	2012	2011	2010	2009
Per share operating performance:
Net asset value at beginning of period	$49.53		$41.09	$36.36	$37.79	$30.64	$20.93
Income from investment operations:
Net investment income (loss)	$(0.04)		—	$0.02	$(0.04)	$0.11	$(0.03)
Net realized and unrealized gain (loss) on investment securities	4.04		$11.98	5.35	(1.39)	7.15	9.74
Total from investment operations	$4.00		$11.98	$5.37	$(1.43)	$7.26	$9.71
Less distributions:
Dividends from net investment income	—		$(0.02)	—	—	$(0.11)	— *
Distributions from net realized capital gains	—		(3.52)	$(0.64)	—	—	—
Total distributions	—		$(3.54)	$(0.64)	—	$(0.11)	— *
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$53.53		$49.53	$41.09	$36.36	$37.79	$30.64
Total investment return**	8.08%		30.46%	14.96%	(3.78)%	23.69%	46.40%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$317,094		$310,921	$255,084	$234,378	$269,136	$239,344
Ratio of expenses to average net assets:
Before reimbursement from Adviser	0.97	%†	0.96%	1.02%	1.00%	1.02%	1.09%
After reimbursement from Adviser	0.97	%†	0.96%	1.02%	1.00%	1.02%	1.07%
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(0.11	)%†	(0.22)%	0.04%	(0.11)%	0.31%	(0.14)%
After reimbursement from Adviser	(0.11	)%†	(0.22)%	0.04%	(0.11)%	0.31%	(0.12)%
Portfolio turnover rate	6%		8%	2%	5%	3%	3%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions.

†  Annualized

See notes to financial statements.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

June 30, 2014 (Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Perennial Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 7.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) on investments in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies, and smaller companies are often more reliant on key products or personnel than larger companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. The Fund's foreign investments are subject to additional risks such as, foreign markets could go down or prices of the Fund's foreign investments could go down because of unfavorable changes in foreign currency exchange rates, foreign government actions, social, economic or political instability or other factors that can adversely affect investments in foreign countries. These factors can also make foreign securities less liquid, more volatile and harder to value than U.S. securities. In light

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $9,371,923 for the period ended June 30, 2014. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at June 30, 2014, was $120,857,841 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2014, for federal income tax purposes was $183,587,367 and $931,966, respectively resulting in net unrealized appreciation of $182,655,401. As of and during the period ended June 30, 2014, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2010 or by state tax authorities for years ended on or before December 31, 2009.

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

For the period ended June 30, 2014, the Fund paid aggregate fees of $56,000 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended June 30, 2014, the Fund collected $3,771 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not

FPA PERENNIAL FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2014:

Level 1 — Quoted prices	$303,513,242	(1)(3)
Level 2 — Other significant observable inputs	14,673,000	(2)(3)
Level 3 — Significant unobservable inputs	—	(3)
Total investments	$318,186,242

(1)  All common stocks are classified under Level 1. The Portfolio of Investments provides further information on major security types.

(2)  Comprised solely of short-term investments with maturities of 60 days or less that are valued at amortized cost.

(3)  Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended June 30, 2014.

NOTE 8 — Line of Credit

The Fund, along with FPA Paramount Fund, Inc., has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the higher of the Federal Funds Rate or the Overnight LIBOR Rate plus 0.625%. In addition, the Fund and FPA Paramount Fund, Inc. pay a commitment fee of 0.125% per annum on any unused portion of the line of credit. During the period ended June 30, 2014, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of June 30, 2014, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$14,673,000	$14,673,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $14,969,850 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PERENNIAL FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2014 (unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2013	$1,000.00	$1,000.00
Ending Account Value June 30, 2014	$1,080.80	$1,020.13
Expenses Paid During Period*	$5.00	$4.87

*  Expenses are equal to the Fund's annualized expense ratio of 0.97%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2014 (181/365 days).

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (73)†	Director & Chairman* Years Served: 2	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Thomas P. Merrick – (77)†	Director* Years Served: 5	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7
Alfred E. Osborne, Jr. – (69)†	Director Years Served: <1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Nuverra Environmental Solutions, Inc., Kaiser Aluminum, Inc. and Wedbush, Inc.
A. Robert Pisano – (71)†	Director* Years Served: 2	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals, The Motion Picture and Television Fund
Patrick B. Purcell – (71)†	Director* Years Served: 2	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund
Eric S. Ende – (69)	Director* President & Portfolio Manager Years Served: 30	Partner of the Adviser.	3
Gregory A. Herr – (41)	Vice President and Portfolio Manager Years Served: 1	Managing Director of the Adviser since 2013 and Vice President of the Adviser from 2007-2012.
J. Richard Atwood – (54)	Treasurer Years Served: 17	Chief Operating Officer of the Adviser.
Leora R. Weiner – (43)	Chief Compliance Officer Years Served: <1

Managing Director, General Counsel and Chief Compliance Officer & the Adviser since 2014. Formerly Managing Director, General Counsel, and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008-2014.

Sherry Sasaki – (59)	Secretary Years Served: 31	Assistant Vice President and Secretary of the Adviser.
E. Lake Setzler – (46)	Assistant Treasurer Years Served: 8	Vice President and Controller of the Adviser.

FPA PERENNIAL FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued

Name, Age & Address	Positions(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Michael P. Gomez – (28)	Assistant Vice President Years Served: 2	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007 to 2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

Additional information on the Directors is available in the Statement of Additional Information. Each of the above individuals can be contacted at 11601 Wilshire Blvd, Suite 1200, Los Angeles, CA 90025.

FPA PERENNIAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, WI 53212

COUNSEL

K&L Gates LLP
San Francisco, CA

TICKER SYMBOL: FPPFX
CUSIP: 302548102

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, CA

CUSTODIAN

State Street Bank and Trust Company
Boston, MA

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2014 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA PERENNIAL FUND, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: August 22, 2014

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: August 22, 2014